UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 2005

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                       (IRS EMPLOYER IDENTIFICATION NO.)

                                 975 SPAULDING
                                 ADA, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49301
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

Item 8.01 Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated April 15, 2005 entitled-"MCKENZIE BAY ANNOUNCES NEW MANAGEMENT AT ANNUAL MEETING".

The press release is in its entirety below:

McKenzie Bay Announces New Management at Annual Meeting

Friday April 15, 5:09 pm ET

FARMINGTON HILLS, MI--(MARKET WIRE)--Apr 15, 2005 -- At its annual meeting held in Romulus, Michigan, shareholders of McKenzie Bay International Ltd. (OTC BB:MKBY.OB - News) reelected its current Board of Directors and ratified the choice of BDO Seidman, LLP as its independent auditor.

Gary L. Westerholm reported to the shareholders that Doris F. Galvin has been appointed by the Board of Directors as President of WindStor Power Co., the wholly owned subsidiary of McKenzie Bay. Doris F. Galvin has been a Director since March 1, 2004. From 1974 to 2002, Ms. Galvin was employed by CMS Energy holding numerous positions including Vice-President and Treasurer and leaving the company as Senior Vice President - Global Development. Since that time, she has been self-employed as a consultant and has served as a Senior Vice President
- Corporate Development for SEMCO Energy, Inc., a gas distribution company.

Mr. Westerholm also reported that Michel Garon has been named President of Lac Dore Mining, Inc., another McKenzie Bay subsidiary. Mr. Garon's career has been in mining performing a variety of management functions for more than 20 years. Most recently from 1995 until he joined Lac Dore Mining, Inc. in November 2002, Mr. Garon was General Manager for Noranda's Matagami Mine in charge of two underground mining operations having an annual operating budget of $35,000,000.00.

Finally, Mr. Westerholm reported that Donald C. Harms has been named General Counsel of McKenzie Bay. Mr. Harms has been a Director since November 12, 2002 and Secretary of the corporation since June 2004. Since 1973 Mr. Harms had been a principal of Larson, Harms, & Bibeau, P.C., a law firm located in Farmington Hills, Michigan.

WindStor Power Co. is the owner and developer of WindStor(SM), a wind energy system designed to integrate distributed generation wind power installed on or near a building with grid power. WindStor(SM) will feature WindStor(SM) Wind Turbines, a proprietary system integrator and if applicable, a battery.

Lac Dore Mining, Inc. holds 443 contiguous mining claims for the Lac Dore Vanadium/Titanium Deposit. The Deposit which has never been in production is located in the Rinfret and Lemoine Townships approximately 43 miles from Chibougamau, Quebec, Canada.

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. McKenzie Bay undertakes no obligation to revise, update or clarify forward- looking statements to reflect events or conditions after the date of this information statement.



Contact:
     For further information about this release contact:
     Rich Kaiser
     Investors Relations
     800-631-8127
     (#001-757-306-6090-outside North America)
     info@mckenziebay.com
     http://www.mckenziebay.com



--------------------------------------------
Source: McKenzie Bay
--------------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.

Date: April 18, 2005

/s/Gary L. Westerholm
_____________________
Gary L. Westerholm
President, Chief Executive
Officer and Director
(Principal Executive Officer)